QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

        REGISTRATION RIGHTS AGREEMENT, dated as of July 26, 2002 (this "Agreement"), by and among The Macerich Partnership, L.P., a Delaware limited partnership (the "Partnership"),The Macerich Company, a Maryland corporation (the "Company"), and the parties whose names are set forth under the caption "Investors" on the signature pages hereof (the "Investors").

        WHEREAS, pursuant to that certain Master Agreement by and among Westcor Realty Limited Partnership ("WRLP"), the Partnership, Macerich Galahad LP, The Westcor Company Limited Partnership, The Westcor Company II Limited Partnership, Macerich TWC II LLC, Macerich TWC II Corp., Macerich WRLP LLC ("Macerich WRLP LLC"), Macerich WRLP Corp. ("Macerich WRLP Corp."), Eastrich No. 128 Corp. ("Eastrich"), and certain individuals (the "Partners") dated as of June 29, 2002, and that certain Purchase and Sale and Contribution Agreement by and among WRLP, the Partnership, Macerich WRLP LLC, Macerich WRLP Corp., Eastrich and the Partners dated as of June 29, 2002 (collectively, the "Master Agreements") the Partnership has agreed to issue 1,961,345 Series D Preferred Units of the Partnership (the "Series D Preferred Units") to the Investors; and

        WHEREAS, the Series D Preferred Units (i) may be converted into Common Units of the Partnership ("Common Units") which may in turn be redeemed, under certain circumstances, for shares of the Company's Common Stock, par value $.01 per share (the "Common Shares"), and (ii) may be redeemed, under certain circumstances, for shares of the Company's Series D Cumulative Convertible Preferred Stock, par value $.01 per share (the "Preferred Shares"), which are in turn convertible into Common Shares; and

        WHEREAS, in connection with the Master Agreements, the Company has agreed to register under the Securities Act of 1933, as amended (the "Securities Act", which term includes the rules and regulations thereunder, all as the same shall be in effect at the relevant time) (i) any Common Shares issuable upon redemption of Common Units issuable to Investors, (ii) any Preferred Shares issuable upon redemption of Series D Preferred Units issuable to Investors and (iii) any Common Shares issuable upon conversion of such Preferred Shares (collectively, the "Registrable Shares"); and

        WHEREAS, the parties hereto desire to enter into this Agreement to evidence the foregoing agreement of the Company and the mutual covenants of the parties relating thereto.

        NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereby agree as follows:

        Section 1.    Certain Definitions.    In this Agreement the following terms shall have the following respective meanings:

        "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

        "Common Shares" shall have the meaning ascribed to in the recitals to this Agreement.

        "Common Units" shall have the meaning ascribed to it in the recitals to this Agreement.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

        "Filing Date" shall have the meaning ascribed to it in Section 2(a) of this Agreement.

        "Holders" shall mean (i) the Investors, (ii) each Person holding Series D Preferred Units or Common Units that have been transferred or assigned by an Investor or another Holder, which transfer or assignment is properly completed in accordance with the terms of the Partnership Agreement and Section 8 of this Agreement and (iii) each Person holding Registrable Shares as a result of a transfer or assignment to that Person of Registrable Shares other than pursuant to an effective Registration

Statement or Rule 144, which transfer or assignment is properly completed in accordance with the Company's Articles of Incorporation, as amended from time to time, and Section 8 of this Agreement.

        "Indemnified Party" shall have the meaning ascribed to it in Section 5(c) of this Agreement.

        "Indemnifying Party" shall have the meaning ascribed to it in Section 5(c) of this Agreement.

        "Issuance Registration Statement" shall have the meaning ascribed to it in Section 2(a) of this Agreement.

        "Partnership Agreement" shall mean the Amended and Restated Limited Partnership Agreement of the Partnership dated as of March 16, 1994, as amended from time to time.

        "Person" shall mean an individual, corporation, partnership, limited liability company, estate, trust, association, private foundation, joint stock company or other entity.

        "Preferred Shares" shall have the meaning ascribed to it in the recitals to this Agreement.

        The terms "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act providing for the issuance to, or the sale by, the Holders of Registrable Shares in accordance with the method or methods of distribution described in such Registration Statement, and the declaration or ordering of the effectiveness of such Registration Statement by the Commission.

        "Registrable Shares" shall have the meaning ascribed to it in the recitals to this Agreement.

        "Registration Expenses" shall mean all out-of-pocket expenses (excluding Selling Expenses) incurred by the Company in connection with any attempted or completed registration pursuant to Sections 2 and 3 hereof, including, without limitation, the following: (a) all registration, filing and listing fees; (b) fees and expenses of compliance with federal and state securities or real estate syndication laws (including, without limitation, reasonable fees and disbursements of counsel in connection with state securities and real estate syndication qualifications of the Registrable Shares under the laws of such jurisdictions as the Holders may reasonably designate); (c) printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Shares in a form eligible for deposit with The Depository Trust Company and otherwise meeting the requirements of any securities exchange on which they are listed and of printing registration statements and prospectuses), messenger, telephone, shipping and delivery expenses; (d) fees and disbursements of counsel for the Company; (e) fees and disbursements of all independent public accountants of the Company; (f) Securities Act liability insurance if the Company so desires; (g) fees and expenses of other Persons reasonably necessary in connection with the registration, including any experts, retained by the Company; (h) fees and expenses incurred in connection with the listing of the Registrable Shares on each securities exchange on which securities of the same class or series are then listed; and (i) fees and expenses associated with any filing with the National Association of Securities Dealers, Inc. required to be made in connection with the Registration Statement.

        "Registration Statement" shall mean either an Issuance Registration Statement or a Shelf Registration Statement.

        "Rule 144" shall mean Rule 144 promulgated by the Commission under the Securities Act, or any successor rule or regulation.

        "Securities Act" shall have the meaning ascribed to it in the recitals to this Agreement.

        "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to any sale of Registrable Shares.

        "Series D Preferred Units" shall have the meaning ascribed to it in the recitals to this Agreement.

        "Shelf Registration Statement" shall have the meaning ascribed to it in Section 2(b) of this Agreement.

        "Suspension Right" shall have the meaning ascribed to it in Section 2(c) of this Agreement.

        Section 2.    Registration.

          (a)  Subject to the provisions of Section 2(b) below, the Company will file with the Commission a registration statement on Form S-3 (the "Issuance Registration Statement") under Rule 415 under the Securities Act relating to the issuance to the Investors of (i) Common Shares upon redemption of Common Units or conversion of Preferred Shares and (ii) the issuance of Preferred Shares upon redemption of Series D Preferred Units, such filing to be made on or within five business days after July 11, 2003 (the "Filing Date"); provided, however, that, notwithstanding the foregoing, the Filing Date may be such other date as may be required under applicable provisions of the Securities Act or by the Commission pursuant to its interpretations of the Securities Act, the Exchange Act and other applicable federal securities laws. The Company shall use its reasonable best efforts to cause the Issuance Registration Statement to be declared effective by the Commission for all Registrable Shares covered thereby as soon as practicable thereafter. In the event the Company is unable to cause such Issuance Registration Statement to be declared effective by the Commission within ninety (90) days following the Filing Date, then the rights of the Holders set forth in Section 2(b) below shall apply to the Registrable Shares. Notwithstanding the availability of rights under Section 2(b), the Company shall continue to use its reasonable best efforts to cause the Issuance Registration Statement to be declared effective by the Commission until such time as the Company shall have filed and had declared effective a Shelf Registration Statement in accordance with Section 2(b). If the Issuance Registration Statement is declared effective by the Commission, the Company agrees to use its reasonable best efforts to keep such Issuance Registration Statement continuously effective until all Holders have tendered for redemption their outstanding Series D Preferred Units and any Common Units issued upon conversion of Series D Preferred Units.

          (b)  In the event that Form S-3 is unavailable at the Filing Date as a form for an Issuance Registration Statement, or Form S-3 becomes unavailable as a form for an Issuance Registration Statement following the Filing Date, or the Company is unable, for any reason, to cause an Issuance Registration Statement to be declared effective by the Commission within ninety (90) days following the Filing Date, then within ten (10) days after the occurrence of any such event, the Company shall file a registration statement on Form S-3 or another appropriate form (a "Shelf Registration Statement") under Rule 415 under the Securities Act relating to the resale of all Registrable Shares. The Company agrees to use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission and to keep such Shelf Registration Statement effective until the date that is the earliest of (i) two (2) years following the date on which the last Holder tendered for redemption Series D Preferred Units or any Common Units issued upon conversion of Series D Preferred Units, (b) the date on which all Registrable Shares have been disposed of by Holders, and (c) the date on which it is no longer necessary to keep the Shelf Registration Statement effective because the Registrable Shares may be freely sold without limitation on volume or manner of sale pursuant to Rule 144. After the Company has filed the Shelf Registration Statement, any obligation of the Company to file an Issuance Registration Statement pursuant to Section 2(a) above shall be suspended for so long as the Shelf Registration Statement remains effective.

          (c)  Notwithstanding the foregoing, the Company shall have the right (the "Suspension Right") to defer any such filing (or suspend sales under any filed Registration Statement or defer the updating of any filed Registration Statement and suspend sales thereunder) for a period of not more than 105 days during any one-year period ending on December 31, if the Company shall furnish to the Holders a certificate signed by an executive officer or any director of the Company stating that, in the good faith judgment of the Company, it would be detrimental to the Company and its stockholders to file such Registration Statement or amendment thereto at such time (or continue sales under a filed Registration Statement) and therefore the Company has elected to defer the filing of such Registration Statement (or suspend sales under a filed Registration Statement).

        Section 3.    Registration Procedures.

          (a)  The Company shall promptly notify the Holders of the occurrence of any of the following events:

            (i)    when any Registration Statement relating to the Registrable Shares or post-effective amendment thereto filed with the Commission has become effective;

            (ii)  the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement;

            (iii)  the suspension of sales under an effective Registration Statement by the Company in accordance with Section 2(c) above;

            (iv)  the Company's receipt of any notification of the suspension of the qualification of any Registrable Shares covered by a Registration Statement for sale in any jurisdiction; or

            (v)  the existence of any event, fact or circumstance that results in a Registration Statement or prospectus relating to Registrable Shares or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading during the distribution of securities.

        The Company agrees to use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any such Registration Statement or any state qualification as promptly as possible. The Holders agree that upon receipt of any notice from the Company of the occurrence of any event of the type described in Section 3(a)(ii), (iii), (iv) or (v) to immediately discontinue any disposition of Registrable Shares pursuant to any Registration Statement until the receipt of written notice from the Company that such disposition may be made.

          (b)  The Company shall provide to the Holders, at no cost to the Holders, a copy of the Registration Statement and any amendment thereto used to effect the Registration of the Registrable Shares, each prospectus contained in such Registration Statement or post-effective amendment and any amendment or supplement thereto and such other documents as the Holders may reasonably request in order to facilitate the disposition of the Registrable Shares covered by such Registration Statement. The Company consents to the use of each such prospectus and any supplement thereto by the Holders in connection with the offering and sale of the Registrable Shares covered by such Registration Statement or any amendment thereto. The Company shall also file a sufficient number of copies of the prospectus and any post-effective amendment or supplement thereto with the New York Stock Exchange, Inc. (or, if the Common Shares are no longer listed thereon, with such other securities exchange or market on which the Common Shares are then listed) so as to enable the Holders to have the benefits of the prospectus delivery provisions of Rule 153 under the Securities Act.

          (c)  The Company agrees to use its reasonable best efforts to cause the Registrable Shares covered by a Registration Statement to be registered with or approved by such state securities authorities as may be necessary to enable the Holders to consummate the disposition of such shares pursuant to the plan of distribution set forth in the Registration Statement; provided, however, that the Company shall not be obligated to take any action to effect any such

  Registration, qualification or compliance pursuant to this Section 3 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance unless the Company is already subject to service in such jurisdiction.

          (d)  Subject to the Company's Suspension Right, if any event, fact or circumstance requiring an amendment to a Registration Statement relating to the Registrable Shares or supplement to a prospectus relating to the Registrable Shares shall exist, immediately upon becoming aware thereof the Company agrees to notify the Holders and prepare and furnish to the Holders a post-effective amendment to the Registration Statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e)  The Company agrees to use its reasonable best efforts (including the payment of any listing fees) to obtain the listing of all Registrable Shares covered by the Registration Statement on each securities exchange on which securities of the same class or series are then listed.

          (f)    The Company agrees to use its reasonable best efforts to comply with the Securities Act and the Exchange Act in connection with the offer and sale of Registrable Shares pursuant to a Registration Statement, and, as soon as reasonably practicable following the end of any fiscal year during which a Registration Statement effecting a Registration of the Registrable Shares shall have been effective, to make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

          (g)  The Company agrees to cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold pursuant to a Registration Statement and not bearing any Securities Act legend; and enable certificates for such Registrable Shares to be issued for such numbers of shares and registered in such names as the Holders may reasonably request at least two business days prior to any sale of Registrable Shares.

        Section 4.    Expenses of Registration.    The Company shall pay all Registration Expenses incurred in connection with the registration, qualification or compliance pursuant to Sections 2 and 3 hereof. All Selling Expenses incurred in connection with the sale of Registrable Shares by any of the Holders shall be borne by the Holder selling such Registrable Shares. Each Holder shall pay the expenses of its own counsel.

        Section 5.    Indemnification and Contribution.

          (a)  The Company will (i) indemnify each Holder, each Holder's officers and directors, and each Person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement or prospectus relating to the Registrable Shares, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) reimburse each Holder for all reasonable legal or other expenses incurred in connection with investigating or defending any such action or claim as such expenses are incurred, provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished in writing to the Company by such Holder for inclusion therein; and provided further, that the Company shall not be liable with respect to any preliminary prospectus or preliminary prospectus supplement to the extent that any such expenses, claims, losses, damages and liabilities result from the fact that Registrable Shares were sold to a Person as to whom it shall be established that there was not sent or given at or prior to the written confirmation of such sale a copy of the prospectus as then amended or supplemented under circumstances where such delivery is required under the Securities Act, if the Company shall have previously furnished copies thereof to such Indemnified Party in sufficient quantities to enable such Indemnified Party to satisfy such obligations and the expense, claim, loss, damage or liability of such Indemnified Party results from an untrue statement or omission of a material fact contained in the preliminary prospectus or the preliminary prospectus supplement which was corrected in the prospectus.

          (b)  Each Holder selling shares pursuant to a Registration Statement and any agents of each Holder that facilitate the distribution of Registrable Shares will (i) indemnify the Company, each of its directors and each of its officers who signs the Registration Statement, and each Person who controls the Company within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal fees and expenses) arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement or prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement or prospectus, in reliance upon and in conformity with information furnished in writing to the Company by such Holder for inclusion therein, or (B) any failure by such Holder to deliver a prospectus where such delivery is required under the Securities Act, the Company shall have furnished copies of such prospectus to such Holder in sufficient quantities to permit such Holder to satisfy such obligations and such prospectus corrected an untrue statement or omission of a material fact contained in a preliminary prospectus, and (ii) reimburse the Company for all reasonable legal or other expenses incurred in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c)  Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 5 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (d)  If the indemnification provided for in this Section 5 is unavailable to a party that would have been an Indemnified Party under this Section 5 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5(d).

          (e)  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (f)    In no event shall any Holder be liable for any expenses, claims, losses, damages or liabilities pursuant to this Section 5 in excess of the net proceeds to such Holder of any Registrable Shares sold by such Holder.

        Section 6.    Information to be Furnished by Holders.    Each Holder shall furnish to the Company such information as the Company may reasonably request and as shall be required in connection with any Registration Statement and related proceedings referred to in Section 2 hereof. If any Holder fails to provide the Company with such information within 10 business days of receipt of the Company's request, the Company's obligations under Section 2 hereof with respect to such Holder or the Registrable Shares owned by such Holder, shall be suspended until such Holder provides such information.

        Section 7.    Black-Out Period.    The Holders agree, if requested by the Company, or the underwriters or financial advisors in an offering of the Company's securities pursuant to a registration statement filed with the Commission (a "Registered Offering"), not to effect any public sale or distribution of any Registrable Shares, including a sale pursuant to Rule 144, during the 15-day period prior to, and during the 90-day period beginning on, the date of pricing of each such Registered Offering.

        Section 8.    Transfer of Registration Rights.    The rights and obligations of a Holder under this Agreement may be transferred or otherwise assigned to: (i) a transferee or assignee of Series D Preferred Units or Common Units issued upon conversion of Series D Preferred Units provided that (A) such Series D Preferred Units or Common Units represent all of such Holder's Series D Preferred Units and/or Common Units issued upon conversion of Series D Preferred Units, (B) such Series D Preferred Units or Common Units are transferred in accordance with the terms of the Partnership Agreement, (C) such transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if such transferee or assignee were an original party hereunder and (D) the Company is given written notice by such Holder of such transfer or assignment stating the name and address of such transferee or assignee and identifying the securities with regard to which such rights and obligations are being transferred or assigned; or (ii) a transferee or assignee of Preferred Shares or Common Shares issued upon redemption of Common Units or conversion of Preferred Shares that have not been issued pursuant to an Issuance Registration

Statement, provided that (E) such Preferred Shares or Common Shares represent all of such Holder's Preferred Shares and/or Common Shares issued upon redemption of Common Units or conversion of Preferred Shares, (F) such Preferred Shares or Common Shares are transferred in accordance with the Company's Articles of Incorporation, as amended from time to time, (G) such transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if such transferee or assignee were an original party hereunder, and (H) the Company is given written notice by such Holder of such transfer or assignment stating the name and address of such transferee or assignee and identifying the securities with regard to which such rights and obligations are being transferred or assigned.

        Section 9.    Miscellaneous.

          (a)    Governing Law.    This Agreement shall be governed in all respects by the laws of the State of Delaware.

          (b)    Entire Agreement.    This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

          (c)    Amendment.    No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the Company and the Holders of at least a majority of the outstanding Series D Preferred Units and Common Units issued upon redemption of Series D Preferred Units (voting as a single class with each such Unit entitled to one vote).

          (d)    Notices, etc.    Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a notice) required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be effective and deemed to have been received (i) when delivered in person, (ii) when sent by fax with receipt acknowledged, (iii) five (5) days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or (iv) the next business day after having been sent by a nationally recognized overnight mail or courier service, receipt requested. Notices shall be addressed as follows: (a) if to an Investor, at such Investor's address or fax number set forth below its signature hereon, or at such other address or fax number as such Investor shall have furnished to the Company in writing, or (b) if to any assignee or transferee of an Investor, at such address or fax number as such assignee or transferee shall have furnished the Company in writing, or (c) if to the Company, at the address of its principal executive offices and addressed to the attention of the President, or at such other address or fax number as the Company shall have furnished to the Holders. Any notice or other communication required to be given hereunder to a Holder in connection with a registration may instead be given to a designated representative of such Holder.

          (e)    Counterparts.    This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of the parties hereto (provided that each party executes one or more counterparts), each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

          (f)    Severability.    In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

          (g)    Section Titles.    Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

          (h)    Successors and Assigns.    This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

          (i)    Remedies.    The Company and the Investors acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that the Company and each Holder, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of another party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

          (j)    Attorneys' Fees.    If the Company or any Holder brings an action to enforce its rights under this Agreement, the prevailing party in the action shall be entitled to recover its costs and expenses, including, without limitation, reasonable attorneys' fees, incurred in connection with such action, including any appeal of such action.

[signature page follows]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE MACERICH PARTNERSHIP, L.P.

By:	THE MACERICH COMPANY, General Partner

By:
Richard A. Bayer Executive Vice President, General Counsel and Secretary

THE MACERICH COMPANY

By:
Richard A. Bayer Executive Vice President, General Counsel and Secretary

INVESTORS

QuickLinks

Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT